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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2004

                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                      0-19065                 52-1532952
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 (State or other jurisdiction      (Commission file           (IRS Employer
       of incorporation)               number)           Identification Number)

                   17801 Georgia Avenue, Olney, Maryland 20832
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (301) 774-6400
                                                     --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

              [ ] Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

              [ ] Soliciting material pursuant to Rule 14a-12 under the
                  Exchange Act (17 CFR 240.14a-12)

              [ ] Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

              [ ] Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events

         On October 4, 2004, Sandy Spring Bancorp, Inc. issued the press release attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibit 99 - News Release dated August 10, 2004.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SANDY SPRING BANCORP, INC.



                                               By:    /s/ Hunter R. Hollar
                                                     ---------------------------
                                                        Hunter R. Hollar
                                                        President and
                                                        Chief Executive Officer

Dated: October 4, 2004